Stock Repurchase Program (Details) - Sep. 30, 2014 - USD ($) $ / shares in Units, shares in Millions, $ in Millions	Total
Stock Repurchase Program
Authorized amount of stock repurchase	$ 1,000.0
Shares repurchased and retired under the agreement	27.4
Total cost of shares repurchased under the agreement	$ 660.1
Average price per share of stock repurchased under the agreement (in dollars per share)	$ 24.10